Exhibit 10.2

RENEWAL OF PERMANENT MANAGER AGREEMENT

This Agreement, made as of January 1, 2025, by and among DiVall Insured Income Properties 2 Limited Partnership (“DiVail 2”) formed under the Wisconsin Uniform Limited Partnership Act, and The Provo Group, Inc., an Illinois corporation (“TPG”).

WITNESSETH:

WHEREAS, DiVall 2 and TPG are the only remaining parties to that certain Permanent Manager Agreement (“PMA”) entered into on February 8, 1993;

WHEREAS, since the date of the execution of the original PMA, TPG has replaced Gary J. DiVall and Paul E. Magnuson as the general partner of DiVall 2;

WHEREAS, the original PMA as previously renewed, will expire on December 31, 2024.

WHEREAS, DiVall 2 and TPG desire to renew the PMA upon its expiration for a period of two (2) additional years;

NOW, THEREFORE, the parties agree as follows:

Beginning as of January 1, 2025, the parties hereto agree to renew the PMA for a period of two (2) years, expiring on December 31, 2026.

IN WITNESS WHEREOF, the parties have executed this Renewal of Permanent Manager Agreement as of the date first written above.

DIVALL IN INCOME PROPERTIES 2
LIMITED PARTNERSHIP

By:	The Provo Group, Inc., general partner

By:	/s/ Bruce A. Provo
Bruce A. Provo, President

PERMANENT MANAGER:

THE PROVO GROUP, INC.

By:	/s/ Bruce A. Provo
Bruce A. Provo, President